UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 21, 2025

INGLES MARKETS, INCORPORATED
(Exact name of registrant as specified in its charter)

North Carolina	0-14706	56-0846267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 6676, Asheville, NC	28816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(828) 669-2941

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.05 par value per share	IMKTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, John R. Lowden, a member of the Board of Directors (the “Board”) of Ingles Markets, Incorporated, a North Carolina corporation (the “Company”), notified the Company of his resignation from the Board, effective December 31, 2025. On November 21, 2025, the Board accepted Mr. Lowden’s tender of resignation, effective immediately, and, on such date, the Board appointed L. Keith Collins to fill the vacancy resulting from Mr. Lowden’s resignation. Mr. Collins will serve as a member of the Board until the Company’s 2026 annual meeting of shareholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Mr. Collins, age 68, previously served as the President of Milkco, Inc. (“Milkco”), a subsidiary of the Company, from September 2011 to September 2022, and was a member of the Board from December 2011 to February 2018. Before being appointed as President of Milkco, Mr. Collins served as Vice President of Milkco from 2004 to 2011, and held other positions with Milkco dating back to 1990. Mr. Collins has more than 42 years of dairy operations and management experience and remains active in service to his community. He received a Bachelor of Science degree from Clemson University.

The Board has determined that Mr. Collins is independent under the applicable rules of the U.S. Securities and Exchange Commission and Nasdaq. There are no arrangements or understandings between Mr. Collins and any other person pursuant to which he was elected to the Board, and there are no relationships between Mr. Collins and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Collins will be compensated in accordance with the Company’s previously reported standard compensation policy for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGLES MARKETS, INCORPORATED
(Registrant)

Date: November 24, 2025
	By:	/s/ Patricia E. Jackson
Patricia E. Jackson
Chief Financial Officer